UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2007
Date of Report (Date of earliest event reported)

ROYALITE PETROLEUM COMPANY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

3001 Riviera Road
Austin, TX	78733
(Address of principal executive offices)	(Zip Code)

(512) 402-0909
Registrant's telephone number, including area code

810 Peace Portal Drive, Suite 201
Blaine, WA 98230
Tel: 360-201-0400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2007, Royal Petroleum Company Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with CRG Partners, Inc. (“CRG”) to provide the Company with certain services including shareholder information and public relations. The Consulting Agreement is for a term of six (6) months.

In consideration for CRG’s services, the Company has issued 100,000 shares of common stock to CRG. The shares were issued pursuant to Rule 506 of Regulation D of the Securities Act of 1933 (the “Securities Act”). CRG has represented to the Company that it is an “accredited investor” as defined under Rule 501 of Regulation D.

A copy of the Consulting Agreement is attached hereto as an exhibit to this Current Report on Form 8-K.

ITEM 7.01        REGULATION FD DISCLOSURE

Private Placement of Promissory Notes

The Company reports that on December 4, 2007, it’s board of directors approved an offering of up to $250,000 of 8% convertible notes. The convertible notes will be due on December 31, 2009 and will bear interest at 8% per annum payable annually and will be issued in reliance of exemptions from applicable securities laws.

There is no assurance that the offering of convertible notes will be completed on the above terms or at all.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

Keystone Project and Green River Prospect

The Company reported that under the terms of its letter agreement dated October 1, 2007 with Central Utah Lease Acquisition, L.P. (“CULA”), the Company’s option to acquire 62.5% of CULA’s interest in an oil and gas project known as the Keystone Project in Utah expired on November 21, 2007. The Company is attempting to negotiate a further option to acquire the Keystone Project. There is no assurance that the negotiations will be successful.

The Company also reported that its amended letter of intent dated October 2, 2007 with Twilight Resources, LLC (“Twilight”), has expired as the parties were unable to reach a formal agreement by November 20, 2007. The amended letter of intent set out the proposed terms under which the Company would acquire an undivided 50% of Twilight’s leasehold interest in a project known as the Green River Prospect in Utah. The Company is attempting to negotiate an extension to acquire the leasehold interest in the Green River Prospect. There is no assurance that the negotiations will be successful.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Consulting Agreement dated November 30, 2007 between CRG Partners, Inc. and the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALITE PETROLEUM COMPANY INC.

Date: December 6. 2007
By: /s/ Logan B. Anderson
____________________________
LOGAN B. ANDERSON
Chief Financial Officer